UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  April 27, 2011

VCA ANTECH, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-16783	95-4097995
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

12401 West Olympic Boulevard
Los Angeles, California 90064-1022
(Address of Principal Executive Offices, Zip Code)

(310) 571-6500
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

Resignation of Member and Chairman of Compensation Committee

On April 27, 2011, Frank Reddick resigned as a member and chairman of the Compensation Committee (the “Committee”) of the Board of Directors of VCA Antech, Inc., a Delaware corporation (the “Company”), effective May 31, 2011.  Mr. Reddick does not serve, and has never served, on the 162(m) subcommittee of the Committee, which determines annual performance based compensation and equity awards for the Company’s executive officers.  John M. Baumer and John B. Chickering, Jr., the two remaining members of the Committee, are each independent under the NASDAQ Global Select Market listing standards and are classified as “Independent Outside Directors” by Institutional Shareholder Services Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 27, 2011	VCA ANTECH, INC.

By: /s/ Tomas W. Fuller
Name: Tomas W. Fuller
Title: Chief Financial Officer